Investor Meetings February 2014 Exhibit 99.2

Forward-Looking Statements

The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We  undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB Financial Corporation.
These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements”
provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,”
“targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as
“may,” “will,” “should,” “would” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii)  changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services;
and (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on our financial position and our results of operations.

CNB Financial Overview
CNB Financial is a full-service bank,
headquartered in Clearfield, PA, providing
services, including trust and wealth
management, to individuals, businesses,
governments, and institutional customers
As of December 31, 2013:

Source: SNL Financial and company data. Information and data as of December 31, 2013.
• Assets: $2.1 billion
• Loans: $1.3 billion
• Deposits: $1.8 billion
Operates 37 branches in North Central
Pennsylvania and Ohio through its principal
subsidiary, CNB Bank
CNB Bank is a regional independent
community bank operating:
• 22 branches in North Central
Pennsylvania
• 7 full-service branches through
ERIEBANK, a division of CNB Bank
headquartered in Erie, PA
• 8 full-service branches through its
newest division FCBank,
headquartered in Bucyrus, Ohio
• Holiday Financial Services: Consumer
loan company with 11 offices
NASDAQ-listed under the symbol “CCNE”

Strong Balance Sheet Growth
• Successfully closed on previously announced acquisition of FC Banc Corp during the fourth quarter
• Loans of $1.3 billion at December 31, 2013 represents 39.6% growth over December 31, 2012, comprising of
26.7% from the FC acquisition and organic growth of 12.9%
• Deposits of $1.8 billion at December 31, 2013 represents 23.6% growth over December 31, 2012, comprising of 22.4% from the FC acquisition and organic growth of 1.23%
Profitability
• Pre-tax net income of $25.1 million* excluding gain on sale of investment securities and merger costs in 2013, up 13.0% from the prior year
• Return on assets of .88% and return on equity of 11.38%
• Net interest margin of 3.47%
Superior Asset Quality
• Nonperforming assets to total assets of 0.61%
• Net charge-offs to average loans of 0.38%
• Allowance for loan losses to loans of 1.25%
Capital
• Tangible common equity to tangible assets of 6.34%*
• Leverage ratio of 7.96%
• Tier 1 Risk Based Ratio of 12.51%
• Total Risk Based Capital Ratio of 13.72%
2013 Highlights

Note: Financial data as of or for the full year ended December 31, 2013
* Please see the Appendix for a reconciliation of non-GAAP financial information.

1865 1934 1984 2005 2006 2008 2009         2010          2013
1865:
County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984:
Forms CNB
Financial Corporation
holding company
2005:
ERIEBANK is
formed
2005:
Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006:
Conversion
to a state banking
charter
2010:
Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009:
Receives
approval to raise $21
million  via TARP;
CNB chooses not to
participate
2010: Capital
raise of $34.5
million
2013:
Acquisition of
FC Banc Corp.
headquartered
in Bucyrus,
Ohio with $360
million in
assets
History of CNB Financial

Created bank division with "blank sheet of paper“ in 2005
– Opportunity to build commercial based service model
Market not overbanked, yet dominated by larger players – PNC, Citizens
– Opportunity magnified through NCC acquisition and entry of First Niagara
– Smaller customers being neglected by larger institutions
Significantly greater population than our home markets
– Erie is fourth largest city in Pennsylvania
Central location between Buffalo-Cleveland-Pittsburgh
Approximately 13,000 businesses in Erie county
Historically manufacturing economy making transition to service industries
Major employers: GE Transportation, Erie Insurance, Plastek Group, Hamot
Strong health care component
Four universities
2010
Lake Erie
NY
PA
OH
Expansion into Erie

Today 7 At December 31, 2013: Seven branches $366 million in loans $580 million in deposits

FC Banc Corp. Transaction Benefits
• Provided entrance into Central Ohio with an acquisition of meaningful size and scale
– Entrance into 5 new markets, similar to those that CNB currently serves, with dominant market share position
– $360 million in total assets; $248 million in loans; and $332 million in deposits
• Opportunity to replicate CNB’s already successful ERIEBANK model in a market conducive to CNB’s business plan
• Significant opportunity for both organic and strategic growth going forward
• Significant accretion to EPS expected in the first full combined year without significant TBV dilution
– 5.4% EPS accretion expected in first full year with TBV dilution earned back by the end of 2014

Experienced Management Team
Years at Years in
Executive Title CCNE Industry
Joseph B. Bower Jr. President & Chief Executive Officer 17 21
Mark D. Breakey EVP & Chief Credit Officer 23 29
David J. Zimmer President of ERIEBANK 9 30
Brian W. Wingard Treasurer and Chief Financial Officer 6 6
Joseph E. Dell Jr. SVP & Senior Commercial Lending Officer 1 30
Richard L. Greslick Jr. Secretary and SVP/Administration 16 16
Vincent C. Turiano SVP of Operations 5 41

CNB Stock Price Performance Since its follow-on offering in 2010, CNB has outperformed the NASDAQ Bank Index Source: SNL Financial. Price change from 6/14/10 to 1/24/14 10

Strong Organic Loan and Deposit Growth
Strong organic loan and deposit
growth through the financial crisis
and recession
Fundamental focus on originating
loans in-market and funding with
local, low-cost core deposits
The Bank strives to be more
customer-driven than its competitors
and builds long-term customer
relationships by being reliable and
competitively priced

Total Loans
Total Deposits
5-Year CAGR:
Organic 9.5%
5-Year CAGR:
Total 17.6%
Organic 13.0%
Total 14.2%
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Diversified Loan Portfolio
$795 million
6.43% yield
$1.3 billion
5.18% yield

0 0
0.00 0
Residential
Mortgage
33.2%
Commercial
Real Estate
26.8%
C&I
32.4%
Consumer
7.6%
12/31/10
0 0
0
Residential
Mortgage
35.1%
Commercial
Real Estate
38.3%
C&I
21.4%
Consumer
5.2%
12/31/13

Attractive Deposit Mix
$1.2 billion
1.42% cost of deposits
$1.8 billion
0.56% cost of deposits

Non-
interest
Bearing
12.1%
Savings
56.1%
Retail CDs
17.5%
Jumbo CDs
14.2%
12/31/10
Non-
interest
Bearing
12.1%
MMDA &
Savings
73.5%
Retail CDs
7.4%
Jumbo CDs
7.0%
12/31/13

Deposit Market Share
Source:  SNL Financial. Deposit market share as of June 30, 2013
CNB Growth Market Growth
Market Rank
# of
Branches
CNB
Deposits
($000)
CNB
Deposit
Market
Share (%)
Year
over
Year (%)
5-Year
CAGR
(%)
Total
Deposits in
Market
($000)
Year over
Year (%)
5-Year
CAGR (%)
Clearfield, PA 1 11 449,038 33.96 3.26 2.52 1,322,107 0.06 0.19
Erie, PA 5 4 426,736 10.09 6.13 51.94 4,228,343 3.57 5.56
Elk, PA 2 4 165,653 24.09 3.34 11.21 687,547 2.05 1.29
Crawford, OH 2 2 132,660 17.81 6.93 5.52 744,874 0.46 1.20
Crawford, PA 5 2 124,153 10.17 39.24 - 1,220,579 4.25 2.68
Mc Kean, PA 3 3 122,177 14.73 3.55 10.75 829,566 2.69 4.91
Franklin, OH 17 2 111,671 0.26 0.47 23.97 42,412,438 6.91 10.37
Centre, PA 9 1 84,641 3.16 7.94 11.64 2,680,576 7.21 7.26
Jefferson, PA 5 1 60,432 6.79 0.54 11.50 890,119 (1.18) 1.29
Warren, PA 4 1 59,694 7.03 (3.01) 33.49 848,819 5.83 4.70
Cambria, PA 10 1 51,717 1.87 0.87 6.33 2,770,851 (0.21) 2.47
Knox, OH 6 1 36,705 4.98 5.30 12.63 736,557 2.55 3.39
Morrow, OH 4 1 32,294 16.34 1.23 7.16 197,582 3.78 2.29
Richland, OH 13 1 10,753 0.63 10.32 - 1,705,766 (2.10) 1.43
Holmes, OH 9 1 2,880 0.39 - - 730,505 3.50 6.27
Indiana, PA 9 1 2,645 0.11 - - 2,436,997 20.10 4.62
Total 37 1,873,849 2.91 6.02 14.83 64,443,226 5.93 7.82

Improved Profitability * Please see the Appendix for a reconciliation of non-GAAP financial information. 15

Stable Net Interest Margin 16 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Net Interest Margin Yield on Interest Earning Assets Cost of Interest Bearing Liabilities

Superior Asset Quality
Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/
Tangible Common Equity + LLR.
0 0
0 0
0.42
1.17
0.93
1.09
0.85
0.61
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
NPAs/Assets
0 0
0 0
0.28
0.49
0.56
0.38
0.55
0.38
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
NCOs/Average Loans
0 0
0 0
1.29
1.37
1.35
1.48
1.51
1.25
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Loan Loss Reserves/Gross
Loans
0 0
0 0
7.06
20.30
14.82
18.85
16.90
8.64
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Texas Ratio

Strong Capital Levels
0 0
0 0
5.12
5.08
7.05
7.61
7.63
6.34
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Tangible Common
Equity/Tangible Assets*
0 0
0 0
8.40
7.87
8.81
8.22
8.06
7.96
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Leverage Ratio
0 0
0 0
10.80
10.70
14.13
13.89
14.03
12.51
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Tier 1 Risk Based Ratio
0 0
0 0
12.00
11.95
15.38
15.14
15.28
13.72
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y
Total Risk Based Ratio

* Please see the Appendix for a reconciliation of non-GAAP financial information.

CNB’s Growth Strategy
Organic / De Novo Growth Strategy Acquisition Strategy

ERIEBANK growth continues to be
strong
Continue to open loan production
offices to fill-in our markets
FCBank market provides for organic
growth through new offices and
additional lenders
Expand our presence into new
markets that fit our business
model (i.e. FCBank)
Bring significant talent
M&A is not a priority in our growth
strategy; however, we will remain
opportunistic and would consider a
transaction that would:

Appendix 20

Non-GAAP Financial Reconciliation
Tangible common equity to tangible assets is a non-GAAP financial measure calculated using GAAP amounts.  Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of shareholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets.  CNB believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition.  Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies.  A reconciliation of this non-GAAP financial measure is provided below.

Year ended December 31,
($ in thousands) 2008 2009 2010 2011 2012 2013
Total Shareholders' Equity $62,467 $69,409 $109,645 $131,889 $145,364 $164,911
Less Goodwill 10,821        10,821      10,821      10,821      10,946      27,194
Less Other Intangible Assets 185             85             -            -            -            4,583
Tangible Common Equity $51,461 $58,503 $98,824 $121,068 $134,418 $133,134
Total Assets $1,016,518 $1,161,591 $1,413,511 $1,602,207 $1,773,079 $2,131,289
Less Goodwill 10,821        10,821      10,821      10,821      10,946      27,194
Less Other Intangible Assets 185             85             -            -            -            4,583
Tangible Assets $1,005,512 $1,150,685 $1,402,690 $1,591,386 $1,762,133 $2,099,512
Total Shareholders' Equity / Total Assets 6.15% 5.98% 7.76% 8.23% 8.20% 7.74%
Tangible Common Equity / Tangible Assets 5.12% 5.08% 7.05% 7.61% 7.63% 6.34%

Non-GAAP Financial Reconciliation
The following is a non-GAAP disclosure of net income excluding the effects of net realized gains on the sale of available for sale securities and one-time merger costs:

Year ended December 31,
($ in thousands) 2012 2013
Pre-tax net income, GAAP basis $23,547 $23,019
Net realized gains on available-for-sale securities (1,379) (355)
Merger costs - 2,396
Pre-tax net income, non-GAAP $22,168 $25,060
Effective tax rate
After-tax net income, GAAP basis $17,136 $16,679
Net realized gains on available-for-sale securities (896) (231)
Merger costs, net of tax - 1,362
After-tax net income, non-GAAP $16,240 $17,810